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                                                                   EXHIBIT 10(i)

                                 AMENDMENT NO. 2
                                     TO THE
                                TRANSMATION, INC.
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

                             Effective June 19, 1997

         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Warrant Plan, as last amended on June 21, 1996 (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 12 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective June 19, 1997, as follows:

         1. Section "6(d) ALL WARRANTS." of the Plan is hereby renumbered to be Section "6(e) ALL WARRANTS." of the Plan (with the substance of said Section 6(e), as so renumbered, being unchanged and unaffected by this Amendment and continuing in full force and effect).

         2. A new Section 6(d) is hereby added to Section "6. VESTING." of the Plan, to provide in its entirety as follows (with the remainder of said Section 6 being unchanged and unaffected by the amendment set forth in this Paragraph 2 and continuing in full force and effect):

                  "(d) WARRANTS ON GRANT DATES IN 1998 AND THEREAFTER. Each Warrant granted on a Grant Date in 1998 and thereafter shall vest and become exercisable pursuant to schedules and Market Value requirements which are substantially identical to those fixed by the Transmation, Inc. Amended and Restated 1993 Stock Option Plan for options granted thereunder during the same calendar year."

         3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

         THIS AMENDMENT NO. 2 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 19, 1997.

                                            /s/ JOHN A. MISIASZEK
                                            --------------------------------
                                            JOHN A. MISIASZEK, SECRETARY


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